The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

	HV04-10 GP 2 NC LIBOR
	terms as of 11/1/04 FILE

Total Current Balance:	269,474,310
Number Of Loans:	440

			Minimum	Maximum
Average Current Balance:	$612,441.61		$334,500.00	$2,950,000.00
Average Original Balance:	$612,493.16		$334,500.00	$2,955,000.00

Weighted Average Current Mortgage Rate:	3.856%		1.750	5.425%
Weighted Average Lpmi Fee:	0.002%		0.000	0.800%
Weighted Average Gross Margin:	2.340%		1.550	3.475%
Weighted Average Maximum Mortgage Rate:	9.950%		9.950	9.950%

Weighted Average Original Ltv Ratio:	70.98%		16.36	95.00%
Weighted Average Combined Ltv Ratio:	75.08%		16.36	100.00%

Weighted Average Negative Amortization Limit:	114.97%		110.00	115.00%
Weighted Average Payment Cap:	7.50%		7.50	7.50%

Weighted Average Credit Score:	709		555	805

Weighted Average Original Term:	360 months		360	360 months
Weighted Average Remaining Term:	358 months		353	359 months

Weighted Average Months To Roll:	1 months		1	2 months
Weighted Average Rate Adjustment Frequency:	1 months		1	1 months

First Payment Date:			May 01, 2004	Nov 01, 2004
Maturity Date:			Apr 01, 2034	Oct 01, 2034

Top State Concentrations ($):	61.21 % California, 4.90 % Florida, 4.53 % New Jersey

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
LIBOR	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
334,500 - 350,000	39	13,353,203.75	4.96
350,001 - 400,000	90	33,977,364.26	12.61
400,001 - 450,000	68	29,008,724.47	10.76
450,001 - 500,000	53	25,189,476.79	9.35
500,001 - 550,000	34	17,861,766.55	6.63
550,001 - 600,000	22	12,796,315.18	4.75
600,001 - 650,000	35	22,280,112.38	8.27
650,001 - 700,000	12	8,107,939.12	3.01
700,001 - 750,000	9	6,466,443.00	2.40
750,001 - 800,000	12	9,446,349.00	3.51
800,001 - 850,000	7	5,769,318.00	2.14
850,001 - 900,000	3	2,650,200.00	0.98
900,001 - 950,000	5	4,635,000.00	1.72
950,001 - 1,000,000	16	15,826,525.67	5.87
1,000,001 - 1,050,000	2	2,029,581.36	0.75
1,100,001 - 1,150,000	3	3,364,500.00	1.25
1,150,001 - 1,200,000	3	3,525,000.00	1.31
1,200,001 - 1,250,000	1	1,249,500.00	0.46
1,250,001 - 1,300,000	4	5,152,500.00	1.91
1,450,001 - 1,500,000	3	4,500,000.00	1.67
> 1,500,000	19	42,284,490.03	15.69
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.750 - 1.750	60	31,165,671.04	11.57
2.001 - 2.250	21	10,780,310.00	4.00
2.501 - 2.750	4	8,725,800.00	3.24
3.251 - 3.500	1	900,000.00	0.33
3.501 - 3.750	7	4,762,000.00	1.77
3.751 - 4.000	28	17,531,409.67	6.51
4.001 - 4.250	48	28,329,772.74	10.51
4.251 - 4.500	243	146,331,829.92	54.30
4.501 - 4.750	24	19,130,102.45	7.10
4.751 - 5.000	2	1,104,635.74	0.41
5.251 - 5.425	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
353	1	987,851.80	0.37
355	2	1,420,787.08	0.53
356	1	538,597.87	0.20
357	17	16,483,150.67	6.12
358	209	133,734,124.51	49.63
359	210	116,309,797.63	43.16
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	271	172,022,189.30	63.84
PUD	104	64,334,652.93	23.87
Condominium	54	25,944,507.59	9.63
Two-Four Family	11	7,172,959.74	2.66
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	235	143,607,157.08	53.29
Cash Out Refinance	138	82,304,376.83	30.54
Rate/Term Refinance	67	43,562,775.65	16.17
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	362	229,024,195.42	84.99
Investor	48	24,764,364.89	9.19
Second Home	30	15,685,749.25	5.82
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	311	195,621,547.73	72.59
Full Documentation	74	47,162,546.79	17.50
Alternative Documentation	55	26,690,215.04	9.90
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SILENT SECOND:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Silent Seconds	299	176,667,905.91	65.56
Silent Second	141	92,806,403.65	34.44
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.550 - 1.750	3	3,383,800.00	1.26
1.751 - 2.000	14	9,674,768.00	3.59
2.001 - 2.250	68	43,103,545.41	16.00
2.251 - 2.500	309	174,696,045.36	64.83
2.501 - 2.750	32	31,512,737.05	11.69
2.751 - 3.000	12	6,390,635.74	2.37
3.251 - 3.475	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 9.950	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
16.36 - 20.00	1	900,000.00	0.33
20.01 - 25.00	1	356,000.00	0.13
30.01 - 35.00	1	500,000.00	0.19
35.01 - 40.00	2	1,865,000.00	0.69
40.01 - 45.00	3	1,339,500.00	0.50
45.01 - 50.00	9	6,257,750.00	2.32
50.01 - 55.00	16	16,013,674.87	5.94
55.01 - 60.00	16	21,274,116.57	7.89
60.01 - 65.00	32	23,216,607.51	8.62
65.01 - 70.00	49	35,882,936.69	13.32
70.01 - 75.00	86	51,208,095.97	19.00
75.01 - 80.00	218	107,965,265.62	40.07
85.01 - 90.00	4	1,982,584.33	0.74
90.01 - 95.00	2	712,778.00	0.26
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110.00	3	1,462,037.87	0.54
115.00	437	268,012,271.69	99.46
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
555 - 575	1	987,851.80	0.37
601 - 625	14	7,517,004.50	2.79
626 - 650	29	16,590,324.27	6.16
651 - 675	77	45,840,546.42	17.01
676 - 700	84	53,819,550.90	19.97
701 - 725	76	44,201,358.35	16.40
726 - 750	64	42,819,300.47	15.89
751 - 775	61	36,606,040.54	13.58
776 - 800	33	20,652,332.31	7.66
801 - 805	1	440,000.00	0.16
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY PENALTY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	440	269,474,309.56	100.00
Total	440	269,474,309.56	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	271	164,940,401.25	61.21
Florida	23	13,216,944.00	4.90
New Jersey	17	12,209,745.46	4.53
Virginia	12	8,003,642.91	2.97
Texas	7	7,990,000.00	2.97
Colorado	11	7,336,471.17	2.72
Massachusetts	9	7,097,852.84	2.63
Nevada	11	6,063,340.00	2.25
New York	12	5,779,007.01	2.14
Maryland	8	4,112,614.54	1.53
Arizona	7	3,928,700.00	1.46
North Carolina	5	3,359,610.00	1.25
Illinois	7	3,090,428.88	1.15
Washington	5	2,643,017.50	0.98
Hawaii	4	2,580,400.00	0.96
Connecticut	4	2,141,000.00	0.79
Idaho	1	1,850,000.00	0.69
Minnesota	1	1,292,500.00	0.48
Oregon	2	1,175,000.00	0.44
Wisconsin	2	1,079,000.00	0.40
Indiana	2	1,023,000.00	0.38
Kentucky	2	1,023,000.00	0.38
South Carolina	2	1,012,500.00	0.38
Pennsylvania	2	986,800.00	0.37
Ohio	2	889,484.00	0.33
Alabama	2	769,750.00	0.29
Michigan	2	759,200.00	0.28
Georgia	2	738,400.00	0.27
Alaska	1	629,500.00	0.23
Oklahoma	1	510,000.00	0.19
Utah	1	500,000.00	0.19
Missouri	1	395,000.00	0.15
Louisiana	1	348,000.00	0.13
Total	440	269,474,309.56	100.00